Exhibit 4.1
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                        Specimen Common Stock Certificate

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    Number                                                           Shares



                                     [LOGO]


                              A FLORIDA CORPORATION
                                                              CUSIP  177482 10 6
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT




is the owner of

                     FULLY PAID AND NONASESSABLE SHARES OF
                  THE COMMON SHARES, PAR VALUE $3.15 EACH, OF
                         CITRUS FINANCIAL SERVICES, INC.
transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.
         WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated:
                               1989 Corporate Seal



                 Secretary                                             President

                         CITRUS FINANCIAL SERVICES, INC.
         The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM --   as tenants in common           UNIF GIFT MIN ACT -- _______ Custodian ________
TEN ENT --   as tenants by the entireties                         (Cust)           (Minor)
JT TEN --    as joint tenants with right of                      under Uniform Gifts to Minor
             survivorship and not as tenants in common           Act_________________________
                                                                              (State)

     Additional abbreviations may also be used though not in the above list.


       For value received __________ hereby sell, assign and transfer unto

       Please insert social security number or other identifying number of assignee:

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Please print or typewrite name and address including postal zip code of assignee


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Shares of the Common Stock represented by the within Certificate,  and do hereby irrevocably constitute and appoint


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Attorney  to  transfer  the  said  shares  on  the  books  of  the  within-named
Corporation with full power of substitution in the premises.


Dated,

      X  -----------------------------------------------------------------------

                NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular without alteration or enlargement or any change whatever.